Oppenheimer Global Securities Fund/VA A Series of Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds—Oppenheimer Global Securities Fund/VA

Objective
Oppenheimer Global Securities Fund/VA, a series of Oppenheimer Variable Account Funds, seeks long-term capital appreciation by investing a substantial portion of assets in common stocks of U.S. and foreign companies.
Narrative by William Wilby, Portfolio Manager
Over the fiscal year that ended December 31, 2000, the performance of Oppenheimer Global Securities Fund/VA reflected the volatile conditions of the overall market.
        We attribute our long-term results to our investment approach, which focuses on individual companies that, we feel, stand to benefit from one or more key worldwide growth trends. The four themes we’ve identified are new technologies, mass affluence, restructuring and aging populations. Using these themes as a starting point, we then employ rigorous fundamental research to uncover companies with the potential to deliver earnings growth and stock price appreciation in nearly any type of market.
        Indeed, the past 12 months witnessed many different types of market conditions. For example, the first three months of the period were very positive for U.S. and foreign markets, even though the monumental gains were mostly driven by a narrow group of technology and telecommunications stocks. Toward the end of March, however, investor sentiment began to shift. Concerns over the high valuations of “new economy” stocks and continued monetary tightening in the U.S. unleashed a torrent of selling, at times seemingly indiscriminate, resulting in several broad market downturns. From time to time, it looked as though “old economy” stocks would lead a recovery. Yet, for much of the next nine months, global markets settled into a holding pattern, appearing to have no clear direction.
        The past nine months also saw a dramatic strengthening of the U.S. dollar against many foreign currencies, particularly the euro-the currency of the European Monetary Union. Despite healthy economic fundamentals throughout much of Europe, the weaker currency resulted in massive capital outflows into the United States, which investors believed offered higher return potential. The irony is that this weakness may have actually benefited European companies that export to the United States, allowing them to realize substantial gains from revenue generated in U.S. dollars. In fact, several of our top holdings profited from this development.
        For instance, German automobile manufacturer Porsche AG demonstrated the impact of widening mass affluence, as well as the upside of the currency situation. Sales growth has been impressive for this premier brand, which commands premium prices for its high-performance cars.
As corporate restructuring continues to grow as a powerful force overseas, companies are placing new emphasis on shareholder interests. One that reaped rewards was Reckitt Benckiser plc, a leading household products concern formed by the 1999 merger of U.K.-based Reckitt & Colman and the Dutch company Benckiser NV.(1) This stock was added to the portfolio earlier in the year in an attempt to position the Fund more defensively, and has since become one of our top positions. With increased demand for consumer goods from recovering emerging market economies, Reckitt Benckiser appears poised for further growth.

1. The Fund’s portfolio is subject to change.
Oppenheimer Variable Account Funds—Oppenheimer Global Securities Fund/VA

Although Japan remains mired in recession, we’ve invested selectively, focusing our purchases there in the new technologies theme. A leading maker of laptop computers and electronic components, was one of our strongest performers for the period. This company was able to capitalize on the severe component shortages experienced around the world due to the phenomenal growth of miniaturized handheld products, such as web-enabled phones and personal digital assistants.
        In contrast, the Fund was hurt during July by a decline in the semiconductor sector, particularly a U.S.-based semiconductor manufacturer in our portfolio. Despite the cyclical nature of the semiconductor industry, however, we remain optimistic about this company’s prospects and used the dip to add to our holdings. As always, please keep in mind that investing in foreign securities entails additional expenses and risks, including foreign currency fluctuations.
        Looking ahead, we believe there are virtually always opportunities to buy great companies-regardless of market conditions. Having said that, we remain somewhat cautious about the U.S. market.
On the other hand, we remain optimistic regarding international markets. In our view, the signs are quite compelling. For example, both Europe and Japan have close to a two-year advantage over the United States in the area of mobile Internet penetration. The proliferation of luxury goods overseas continues to offer distinct possibilities. Despite its current weakness, the euro since its launch has brought about a wave of restructuring that’s making European companies more competitive and shareholder-friendly. Finally, there’s a growing equity culture overseas, particularly in Europe and Japan, as investors seek the returns they need to meet their long-term goals. Exploring the world over for these opportunities is an important reason why Oppenheimer Global Securities Fund/VA is part of The Right Way to Invest.
Management’s discussion of performance. During the fiscal year that ended December 31, 2000, Oppenheimer Global Securities Fund/VA delivered performance that reflected the effects of the erratic investment environment. While the period began on a positive note for U.S. and foreign markets, roughly the last nine months were characterized by extreme volatility. Global markets, initially driven by a narrow group of “new economy” stocks, retreated dramatically from 1999’s “dot-com” euphoria. Although seemingly justified in many cases, the intense selling at times appeared indiscriminate, resulting in broad market downturns. Against this backdrop, the Manager emphasized well-established technology and telecommunications companies, using market declines as an opportunity to add to the Fund’s most compelling holdings at more attractive valuations. An effort to position the Fund more defensively was also undertaken, with a moderate reallocation of assets into the household goods sector. The Fund’s portfolio holdings, allocations and strategies are subject to change.
Oppenheimer Variable Account Funds—Oppenheimer Global Securities Fund/VA

Comparing the Fund’s performance to the market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund.(1) Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
        The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.

Because of ongoing market volatility, the Fund’s performance has been subject to substantial short-term fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please call us at 1.800.981.2871.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
1. Performance is not shown for the Fund’s Service Class shares, which were outstanding during less than half of this fiscal year.
2. The cumulative total return of Service Class shares of the Fund (not annualized) from inception on 7/13/00 to 12/30/00 was –7.20%.
Statement of Investments December 31, 2000

		Market Value
	Shares	See Note 1

Common Stocks—93.2%

Basic Materials—1.0%

Chemicals—1.0% International Flavors & Fragrances, Inc.	1,025,900	$20,838,594

Capital Goods—7.7%

Electrical Equipment—1.5% Toshiba Corp.	4,726,000	31,617,023

Industrial Services—3.8% Manpower, Inc.	628,100	23,867,800

Rentokil Initial plc	10,499,500	36,230,394

WPP Group plc	1,631,100	21,246,604
		81,344,798

Manufacturing—2.4% Sanmina Corp.(1)	95,700	7,333,012

Sidel SA	268,919	12,220,422

Societe BIC SA	598,537	23,540,772

Solectron Corp.(1)	229,400	7,776,660
		50,870,866

Communication Services—3.0%

Telecommunications: Long Distance—0.5% Elisa Communications, Oyj	247,700	5,332,728

WorldCom, Inc.(1)	410,600	5,774,062
		11,106,790

Telecommunications: Wireless—1.2% NTT Docomo, Inc.	636	10,971,278

Telecom Italia Mobile SpA	221,000	1,763,724
Telesp Celular Participacoes SA, ADR	487,200	13,154,400
		25,889,402

Telephone Utilities—1.3% Tele Norte Leste Participacoes SA (Telemar), Preference	1,322,603,809	28,486,851

Consumer Cyclicals—13.9%

Autos & Housing—4.0% Essilor International SA	2,700	880,923

Hanson plc	3,377,700	23,159,342

Porsche AG, Preference	18,670	60,914,189
		84,954,454

Consumer Services—0.5% Vivendi Universal SA	154,896	10,194,773

Leisure & Entertainment—2.7% Hasbro, Inc.	971,200	10,319,000

Hilton Group plc	3,139,900	9,802,900

International Game Technology(1)	487,600	23,404,800

P&O Princess Cruises plc(1)	1,614,900	6,826,916

Peninsular & Oriental Steam Navigation Co.	1,614,900	< u> 7,647,110
		58,000,726
Statement of Investments December 31, 2000

		Market Value
	Shares	See Note 1

Media—5.4% ProSieben Sat.1 Media AG	297,792	$ 8,972,265

Reed International plc	5,530,900	57,834,410

Singapore Press Holdings Ltd.	1,456,000	21,495,732

Wolters Kluwer NV	991,600	27,036,625
		115,339,032

Retail: Specialty—1.3% Best Buy Co., Inc.(1)	206,500	6,104,656

Boots Co. plc	296,200	2,694,603

Circuit City Stores-Circuit City Group	1,651,000	18,986,500
		27,785,759

Textile/Apparel & Home Furnishings—0.0% Adidas-Salomon AG	6,400	396,591

Consumer Staples—9.7%

Beverages—2.9% Bass plc	3,414,600	37,184,31 8

Cadbury Schweppes plc	3,636,300	25,149,720
		62,334,038

Broadcasting—1.7% Grupo Televisa SA, Sponsored GDR(1)	388,600	17,462,712

Societe Television Francaise 1	155,050	8,370,646

Television Broadcasts Ltd.	1,758,000	9,240,888
		35,074,246

Household Goods—5.1% Hindustan Lever Ltd.	1,979,400	8,749,983

Reckitt Benckiser plc	4,434,118	61,070,381

Wella AG, Preference, Non-Vtg.	949,200	39,925,934
		109,746,298

Energy—3.0%

Oil: International—3.0% Anderson Exploration Ltd.(1)	293,900	6,662,646

BP Amoco plc, ADR	455,688	21,816,063

Husky Energy, Inc.(1)	1,365,515	13,546,054

Royal Dutch Petroleum Co., NY Shares	374,200	22,662,487
		64,687,250

Financial—16.6%

Banks—5.2% Australia & New Zealand Banking Group Ltd.	3,347,200	26,747,361

Bank One Corp.	879,400	32,208,025

DePfa Deutsche Pfandbriefbank AG (DePfa-Bank)	114,700	8,507,655

First Union Corp.	142,400	3,960,500

Royal Bank of Scotland Group plc (The)	1,662,842	39,296,143
		110,719,684
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Diversified Financial—8.1% American Express Co.	297,000	$ 16,316,437

Citigroup, Inc.	394,266	20,132,208

Credit Saison Co. Ltd.	663,000	14,194,702

Fannie Mae	517,700	44,910,475

ICICI Ltd., Sponsored ADR	1,324,600	13,908,300

Lehman Brothers Holdings, Inc.	316,600	21,410,075

Manulife Financial Corp.	280,200	8,758,582

MBNA Corp.	914,700	33,786,731
		173,417,510

Insurance—3.3% American International Group, Inc.	298,855	29,455,896

AXA SA	87,300	12,622,759

Zurich Financial Services AG(1)	49,347	29,043,533
		71,122,188

Healthcare—19.3%

Healthcare/Drugs—14.2% ALZA Corp., Cl. A(1)	585,200	24,871,000

American Home Products Corp.	434,800	27,631,540

Amgen, Inc.(1)	299,400	19,142,887

Eisai Co. Ltd.	704,000	24,658,494

Elan Corp. plc, ADR(1)	455,100	21,304,369

Genset, Sponsored ADR(1)	366,600	4,628,325

Gilead Sciences, Inc.(1)	362,770	30,087,237

Human Genome Sciences, Inc.(1)	236,000	16,357,750

Merck & Co., Inc.	250,200	23,424,975

Millennium Pharmaceuticals, Inc.(1)	173,800	10,753,875

Novartis AG	12,500	22,099,661

Oxford GlycoSciences plc(1)	412,112	9,295,755

Pfizer, Inc.	317,200	14,591,200

Sanofi-Synthelabo SA	728,300	48,549,862

Serono SA, Cl. B	7,200	6,931,19 4
		304,328,124

Healthcare/Supplies & Services—5.1% Affymetrix, Inc.(1)	151,000	11,240,062

Bard (C.R.), Inc.	509,450	23,721,266

Fresenius AG, Preference	199,499	53,195,930

Quintiles Transnational Corp.(1)	996,100	20,855,844
		109,013,102
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Technology—17.1%

Computer Hardware—1.5% Cabletron Systems, Inc.(1)	662,30 0	$ 9,975,894

International Business Machines Corp.	197,100	16,753,500

Sun Microsystems, Inc.(1)	201,200	5,608,450
		32,337,844

Computer Services—1.0% Cap Gemini SA	130,600	21,066,174

Computer Software—7.1% America Online, Inc.(1)	216,400	7,530,720

Cadence Design Systems, Inc.(1)	3,818,900	105,019,750

Intuit, Inc.(1)	164,300	6,479,581

Oracle Corp.(1)	367,600	10,683,375

Sybase, Inc.(1)	1,121,200	22,213,775
		151,927,201

Communications Equipment—4.5% Alcatel SA	668,100	37,950,385

L.M. Ericsson Telephone Co., ADR, Cl. B(1)	1,065,304	11,918,089

Nokia Corp., Sponsored ADR, A Shares	276,300	12,019,050

QUALCOMM, Inc.(1)	320,200	26,316,438

Scientific—Atlanta, Inc.	231,400	7,534,963
		95,738,925

Electronics—3.0% Hirose Electric Co.	126,420	12,177,058

Koninklijke (Royal) Philips Electronics NV	264,236	9,680,518

Kyocera Corp.	125,000	13,649,299

National Semiconductor Corp.(1)	1,199,300	24,135,913

STMicroelectronics NV, NY Registered Shares	97,800	4,187,063
		63,829,851

Transportation—1.9%

Air Transportation—1.9% Bombardier, Inc., Cl. B	2,031,000	31,303,362

Empresa Brasileira de Aeronautica SA (Embraer), ADR	224,100	8,907,975
		40,211,337
Total Common Stocks (Cost $1,678,995,659)		1,992,379,431
Statement of Investments (Continued)

	Principal	Market Value
	Amount	See Note 1

Repurchase Agreements—7.7%

Repurchase agreement with PaineWebber, Inc., 6.09%, dated 12/29/00, to be repurchased at $164,453,205 on 1/2/01, collateralized by
Government National Mortgage Assn., 6.50%–8.50%, 2/15/27–12/20/30,
with a value of $193,224,061 (Cost $164,342,000)	$ 164,342,000	$ 164,342,000

Total Investments, at Value (Cost $1,843,337,659)	100.9%	2,156,721,431

Liabilities in Excess of Other Assets	(0.9)	(19,318,539)
Net Assets	100.0%	$2,137,402,892
1. Non-income-producing security. Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:
Geographic Diversification	Market Value	Percent

United States	$ 955,857,423	44.2%

Great Britain	359,254,660	16.7

France	184,212,104	8.5

Germany	171,912,564	8.0

Japan	107,267,855	5.0

Canada	60,270,645	2.8

The Netherlands	59,379,630	2.8

Switzerland	58,074,387	2.7

Brazil	50,549,226	2.3

Australia	26,747,361	1.2

India	22,658,283	1.1

Singapore	21,495,732	1.0

Ireland	21,304,369	1.0

Mexico	17,462,713	0.8

Finland	17,351,778	0.8

Sweden	11,918,089	0.6

Hong Kong	9,240,888	0.4

Italy	1,763,724	0.1
Total	$2,156,721,431	100.0%
See accompanying Notes to Financial Statements.
Statement of Assets and Liabilities December 31, 2000

Assets Investments, at value (cost $1,843,337,659)—see accompanying statement	$2,156,721,431

Unrealized appreciation on foreign currency contracts	7,042

Receivables and other assets:
Interest and dividends	2,644,490
Investments sold	1,848,613
Shares of beneficial interest sold	564,320
Other	11,374
Total assets	2,161,797,270

Liabilities
Bank overdraft	2,037,797

Unrealized depreciation on foreign currency contracts	2,800

Payables and other liabilities:
Shares of beneficial interest redeemed	17,669,170
Investments purchased	4,372,535
Trustees’ compensation	14,181
Distribution and service plan fees	210
Transfer and shareholder servicing agent fees	11
Other	297,674
Total liabilities	24,394,378

Net Assets	$2,137,402,892

Composition of Net Assets Par value of shares of beneficial interest	$ 70,480

Additional paid-in capital	1,570,538,559

Undistributed net investment income	10,634,620

Accumulated net realized gain on investments and foreign currency transactions	242,779,883

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	313,379,350
Net assets	$2,137,402,892

Net Asset Value Per Share Net asset value, redemption price per share and offering price per share (based on net assets of $2,136,420,259 and 70,447,626 shares of beneficial interest outstanding)	$30.33

Service shares Net asset value, redemption price per share and offering price per share (based on net assets of $982,633 and 32,426 shares of beneficial interest outstanding)	$30.30
See accompanying Notes to Financial Statements.
Statement of Operations For the Year Ended December 31, 2000

Investment Income Dividends (net of foreign withholding taxes of $1,471,815)	$ 22,775,332

Interest	9,174,828
Total income	31,950,160

Expenses Management fees	13,531,073

Distribution and service plan fees: Service shares	225

Custodian fees and expenses	428,700

Trustees’ compensation	25,978

Transfer and shareholder servicing agent fees	1,927

Other	380,863
Total expenses	14,368,766
Less expenses paid indirectly	(24,453)
Net expenses	14,344,313

Net Investment Income	17,605,847

Realized and Unrealized Gain (Loss) Net realized gain (loss) on: Investments	322,382,682
Foreign currency transactions	(28,832,618)
Net realized gain	293,550,064

Net change in unrealized depreciation on: Investments	(202,213,210)
Translation of assets and liabilities denominated in foreign currencies	(27,852,524)
Net change	(230,065,734)
Net realized and unrealized gain	63,484,330

Net Increase in Net Assets Resulting from Operations	$ 81,090,177
See accompanying Notes to Financial Statements.
Statement of Changes on Net Assets

	Year Ended December 31,
	2000	1999

Operations Net investment income	$ 17,605,847	$ 7,159,677

Net realized gain (loss)	293,550,064	290,878,081

Net change in unrealized appreciation (depreciation)	(230,065,734)	340,374,071
Net increase in net assets resulting from operations	81,090,177	638,411,829

Dividends and/or Distributions to Shareholders Dividends from net investment income	(5,277,960)	(7,159,677)

Dividends in excess of net investment income	—	(6,137,505)

Distributions from net realized gain	(295,007,742)	(37,262,160)

Beneficial Interest Transactions Net increase in net assets resulting from beneficial interest transactions: Non-Service shares	593,246,617	39,484,831
Service shares	985,348	—

Net Assets Total increase	375,036,440	627,337,31 8

Beginning of period	1,762,366,452	1,135,029,134
End of period [including undistributed (overdistributed) net investment income of $10,634,620 and $(567,744), respectively]	$2,137,402,892	$1,762,366,452
See accompanying Notes to Financial Statements.
Financial Highlights

	Year Ended December 31,
Non—Service shares	2000	1999	1998	1997	1996

Per Share Operating Data Net asset value, beginning of period	$33.41	$22.07	$21.37	$17.67	$15.00

Income from investment operations: Net investment income	.27	.14	.24	.25	.15
Net realized and unrealized gain	1.82	12.21	2.64	3.68	2.52

Total income from investment operations	2.09	12.35	2.88	3.93	2.67

Dividends and/or distributions to shareholders: Dividends from net investment income	(.09)	(.14)	(.46)	(.23)	—
Dividends in excess of net investment income	—	(.13)	—	—	—
Distributions from net realized gain	(5.08)	(.74)	(1.72)	—	—

Total dividends and/or distributions to shareholders	(5.17)	(1.01)	(2.18)	(.23)	—

Net asset value, end of period	$30.33	$33.41	$22.07	$21.37	$17.67

Total Return, at Net Asset Value(1)	5.09%	58.48%	14.11%	22.42%	17.80%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$2,136,420	$1,762,366	$1,135,029	$959,110	$582,080

Average net assets (in thousands)	$2,116,100	$1,251,190	$1,055,123	$802,389	$466,750

Ratios to average net assets:(2) Net investment income	0.83%	0.57%	1.22%	1.51%	1.09%
Expenses	0.68%	0.69%	0.74%(3)	0.76%(3)	0.81%(3)

Portfolio turnover rate	50%	64%	81%	67%	90%
1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.
Financial Highlights (Continued)

Period Ended December 31,
Service shares	2000(1)

Per Share Operating Data Net asset value, beginning of period	$32.65

Income (loss) from investment operations: Net investment income	.03
Net realized and unrealized loss	(2.38)

Total loss from investment operations	(2.35)

Net asset value, end of period	$30.30

Total Return, at Net Asset Value(2)	(7.20)%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$983

Average net assets (in thousands)	$325

Ratios to average net assets:[3] Net investment income	0.60%
Expenses	0.83%

Portfolio turnover rate	50%
1. For the period from July 13, 2000 (inception of offering) to December 31, 2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements.
Notes to Financial Statements

1. Significant Accounting Policies
Oppenheimer Global Securities Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Trust’s investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan.
Securities Valuation.
Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer—supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short—term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative porportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
Notes to Financial Statements (Continued)

1. Significant Accounting Policies (continued)
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $51,641,429, a decrease in undistributed net investment income of $1,125,523, and a decrease in accumulated net realized gain on investments of $50,515,906. This reclassification includes $51,641,429 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:
	Year Ended December 31, 2000(1)		Year Ended December 31, 1999
	Shares	Amount	Shares	Amount

Sold	31,916,672	$1,031,681,412	14,212,563	$ 365,308,523
Dividends and/or distributions reinvested	9,160,638	300,285,702	2,349,412	50,559,342
Redeemed	(23,375,044)	(738,720,497)	(15,245,808)	(376,383,034)
Net increase	17,702,266	$ 593,246,617	1,316,167	$ 39,484,831
Service shares Sold	32,826	$ 997,223	—	$ —
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(400)	(11,875)	—	—
Net increase	32,426	$ 985,348	—	$ —
1. Service shares are for the period from July 13, 2000 (inception of offering) to December 31, 2000.
Notes to Financial Statements (Continued)

3. Purchases and Sales of Securities The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2000, were $1,336,068,716 and $969,924,894, respectively.
As of December 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,846,499,609 was:
Gross unrealized appreciation	$ 437,507,549
Gross unrealized depreciation	(127,285,727)
Net unrealized appreciation	$ 310,221,822
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. The Fund’s management fee for the year ended December 31, 2000, was an annualized rate of 0.64%, before any waiver by the Manager if applicable.
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost. Effective January 1, 2001, the Fund ended the for cost agreement and began paying OFS on a fee per account basis to provide these services.
Distribution and Service Plan for Service Shares. The Fund has adopted a distribution and service plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund’s Service shares. Although the plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund, that rate is currently reduced to 0.15%. The Board of Trustees may increase that rate to no more than 0.25% per annum, without notification in advance. The distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee.
Notes to Financial Statements (Continued)

5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
        The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
        Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.
As of December 31, 2000, the Fund had outstanding foreign currency contracts as follows:
Contract Description	Expiration Date	Contract Amount (000s)	Valuation as of December 31, 2000	Unrealized Appreciation	Unrealized Depreciation

Contracts to Purchase British Pound Sterling (GBP)	1/2/01	284 GBP	$ 424,254	$4,629	$ —
Canadian Dollar (CAD)	1/2/01	1,115 CAD	742,060	2,413	—
Canadian Dollar (CAD)	1/2/01—1/3/01	1,513 CAD	1,007,331	—	1,792
Indian Rupee (INR)	1/2/01	73,162 INR	1,567,299	—	1,008
Total Unrealized Appreciation and Depreciation				$7,042	$2,800
Independent Auditors’ Report

To the Board of Trustees and Shareholders of Oppenheimer Global Securities Fund/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Securities Fund/VA (which is a series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Securities Fund/VA as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado January 23, 2001
Shareholder Meeting (Unaudited)

On September 20, 2000, a shareholder meeting was held at which the following items and proposals were approved, as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:
Proposal No. 1:
Election of Trustees

Nominee	For	Withheld/Abstain	Total

William L. Armstrong	525,148,434.513	12,998,236.894	538,146,671.407
Robert G. Avis	525,194,975.808	12,951,695.599	538,146,671.407
George C. Bowen	525,246,167.352	12,900,504.055	538,146,671.407
Edward L. Cameron	525,257,205.636	12,889,465.771	538,146,671.407
Jon S. Fossel	525,310,855.983	12,835,815.424	538,146,671.407
Sam Freedman	525,227,181.129	12,919,490.278	538,146,671.407
Raymond J. Kalinowski	524,816,532.104	13,330,139.303	538,146,671.407
C. Howard Kast	524,372,698.626	13,773,972.781	538,146,671.407
Robert M. Kirchner	524,456,936.182	13,689,735.225	538,146,671.407
Bridget A. Macaskill	525,301,814.052	12,844,857.355	538,146,671.407
F. William Marshall	525,238,164.224	12,908,507.183	538,146,671.407
James C. Swain	525,158,864.886	12,987,806.521	538,146,671.407
For	Against	Withheld/Abstain	Total

Proposal No. 2: Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Fund for the fiscal year beginning January 1, 2001.
513,094,436.430	5,088,293.356	19,963,941.621	538,146,671.407
Proposal No. 3(a):
Approval to eliminate the fundamental policy for Oppenheimer Global Securities Fund/VA on investing in the securities of companies for the purpose of exercising control of management.
58,803,895.250	4,064,631.391	3,127,994.491	65,996,521.132
Proposal No. 3(b): Approval to eliminate the fundamental policy for Oppenheimer Global Securities Fund/VA on purchasing the securities of issuers in which officers or trustees have an interest.
56,895,060.125	6,062,394.678	3,039,066.329	65,996,521.132
Proposal No. 3(c): Approval to eliminate the fundamental policy for Oppenheimer Global Securities Fund/VA on investing in oil, gas or other mineral explorations or development programs.
59,303,609.979	3,565,645.600	3,127,265.553	65,996,521.132
Proposal No. 4: Approval to change four of the fundamental policies for Oppenheimer Global Securities Fund/VA to permit the Fund to participate in an inter-fund lending arrangement.
58,408,329.976	4,356,789.540	3,231,401.616	65,996,521.132
Proposal No. 6: Approval of authorizing the Trustees to adopt an Amended and Restated Declaration of Trust.
487,784,405.554	19,090,438.484	31,271,827.369	538,146,671.407
Federal Income Tax Information (Unaudited)

In early 2001 shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
        Dividends and distributions of $5.1660 per share were paid to shareholders on March 17, 2000, of which $3.3889 was designated as a “capital gain distribution” for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
        Dividends paid by the Fund during the fiscal year ended December 31, 2000, which are not designated as capital gain distributions should be multiplied by 5.66% to arrive at the net amount eligible for the corporate dividend-received deduction.
        During the fiscal year ended December 31, 2000, shareholders redeemed $51,641,429 from the Fund. A portion of these proceeds received by shareholders represent Long-Term Capital Gain distributions in the amount of $37,934,556. This notification is to meet certain IRS requirements.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
Oppenheimer Global Securities Fund/VA
A Series of Oppenheimer Variable Account Funds

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
F. William Marshall, Trustee
William L. Wilby, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Transfer Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.

For more complete information about Oppenheimer Global Securities Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.